Credit related commitments and contingent liabilities	6 Months Ended
Jun. 30, 2025
Credit related Commitments and Contingent Liabilities [Abstract]
Disclosure of commitments and contingent liabilities [text block]	Credit related commitments and contingent liabilities Lending commitments and lending related contingent liabilities In the normal course of business the Group regularly enters into irrevocable lending commitments, including fronting commitments as well as contingent liabilities consisting of financial and performance guarantees, standby letters of credit and indemnity agreements on behalf of Deutsche Bank’s customers. Under these contracts the Group is required to perform under an obligation agreement or to make payments to the beneficiary based on the third party’s failure to meet its obligations. For these instruments it is not known to the Group in detail if, when and to what extent claims will be made. In the event that the Group has to pay out cash in respect of its fronting commitments, the Group would immediately seek reimbursement from the other syndicate lenders. The Group considers all the above instruments in monitoring the credit exposure and may require collateral to mitigate inherent credit risk. If the credit risk monitoring provides sufficient perception about a loss from an expected claim, a provision is established and recorded on the balance sheet. The following table shows the Group’s revocable lending commitments, irrevocable lending commitments and lending related contingent liabilities without considering collateral or provisions. The table shows the maximum potential funding requirements of the Group if all liabilities must be funded at the same time. Therefore, the table does not show the expected future cash flows required for these liabilities as many of them will expire without being drawn. Claims that are offset by the clients or by proceeds from the realization of collateral are also not included in the table. in € m. Jun 30, 2025 Dec 31, 2024 Irrevocable lending commitments 211,802 219,767 Revocable lending commitments 49,129 49,932 Contingent liabilities 72,137 73,468 Total 333,068 343,167 Other commitments and other contingent liabilities The Group’s other irrevocable commitments and other contingent liabilities without considering collateral or provisions amounted to € 74.5 million as of Jun 30, 2025 and to € 77.0 million as of December 31, 2024. The number considers the maximum potential utilization of the Group in case all these liabilities entered into must be fulfilled. It therefore does not contain the expected future cash flows from these liabilities as many of them will expire without being drawn and arising claims will be honored by the customers or can be recovered from proceeds of arranged collateral. Irrevocable payment commitments with regard to levies Irrevocable payment commitments related to bank levy according to the Single Resolution Fund (SRF) and to the German deposit protection schemes amounted to € 1.5 billion as of Jun 30, 2025 and also to € 1.5 billion as of December 31, 2024.